SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20547



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): March 16, 1999


                            THE SERVICEMASTER COMPANY
           (Exact name of registrant as specified in its certificate)

                             Commission File Number:



Delaware                            One ServiceMaster Way             36-3858106
                                    Downers Grove, IL 60515

(State or other jurisdiction         (Address of                 I.R.S. Employer
of incorporation or organization)     executive office)      Identification No.)




Registrant's telephone number, including area code:            (630)  271-1300

Item 5.     Other Events

     Issuance of News Release Regarding Average ServiceMaster Share Price in LandCare Merger.

     The  ServiceMaster   Company,  a  Delaware   corporation  (the  "Company"),
announced the average ServiceMaster share price in the LandCare Merger through a news release dated March 16, 1999.

                  Exhibit:

                  1.       News Release dated March 16, 1999.


                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE SERVICEMASTER COMPANY
                                       (Registrant)

                                 By:      /s/ Vernon T. Squires
                                          Sr. Vice President and General Counsel